SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2010

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-29092	54-1708481
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7901 Jones Branch Drive, Suite 900, McLean, VA 22102

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703) 902-2800

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 30, 2010, Primus Telecommunications Group, Incorporated (“Primus”) held its 2010 Annual Meeting of Stockholders.

The number of shares of common stock present in person or represented by proxy at the 2010 Annual Meeting of Stockholders of Primus was 7,138,939 shares, or 73.3%, of the shares of common stock issued and outstanding and eligible to vote as of June 1, 2010, the record date for the meeting.

At the meeting, the following action was submitted to a vote of stockholders and yielded the following results.

The appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2010 was ratified with 7,114,447 votes cast for, 5,000 votes cast against, and 19,492 abstentions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

Dated: July 30, 2010	By:	/s/ Thomas R. Kloster
Thomas R. Kloster Chief Financial Officer (Principal Financial Officer)